Exhibit 99.1

         (Investors Title Company Announces Second Quarter 2005 Results



    CHAPEL HILL, N.C.--(BUSINESS WIRE)--Aug. 4, 2005--Investors Title Company (NASDAQ:ITIC) today announced results for the second quarter ended
June 30, 2005. The Company reported net income of $3,861,998, an increase of 34% compared with $2,880,395 for the second quarter of 2004. Diluted earnings per share were $1.48 for the quarter ended June
30, 2005 versus $1.10 for the prior year quarter. Net premiums written increased 1.7% to $20,006,395 and total revenues increased 6.4% to $22,854,062 compared with the second quarter of 2004.
    For the six-month period ended June 30, 2005, the Company reported net income of $5,442,492, an increase of 6.7% compared with the same six-month period in 2004. Diluted earnings per share were $2.08 versus
$1.94 in the prior year period. Net premiums written increased 1.2% to $37,113,353 and total revenues increased 5.2% to $42,183,641 compared with the same six-month period in 2004.
    "Our net earnings represent an all time high for any quarter in the Company's history", stated J. Allen Fine, Chairman of Investors
Title Company. "Ongoing low interest rates continue to fuel high volumes of purchase transactions in residential and commercial property. This strength in the real estate market has favorably impacted revenue growth in our title insurance and 1031 exchange divisions, largely offsetting the decline in mortgage refinance lending. We continue to look for opportunities to expand market share and to identify areas in internal operations where we can improve operating efficiencies."
    Investors Title Company is engaged through its subsidiaries in the business of issuing and underwriting title insurance policies. Title insurance is typically sold when real estate is purchased and upon refinancing of loans secured by real estate. Policies are issued through 29 branch offices and a network of agents located across 23 states and the District of Columbia. The Company also provides services in connection with tax-deferred exchanges of like-kind property as well as investment management services to individuals, trusts, foundations and businesses.
    Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risk, uncertainties and other factors that could affect expectations, refer to the Company's Annual Report on Form 10-K for the year ended
December 31, 2004, as filed with the Securities and Exchange
Commission.


               Investors Title Company and Subsidiaries
                   Consolidated Statements of Income
                        June 30, 2005 and 2004
                              (Unaudited)

                            For The Three            For The Six
                            Months Ended             Months Ended
                               June 30                 June 30
                       ----------------------- -----------------------
                             2005        2004        2005        2004
                       ----------- ----------- ----------- -----------
Revenues:
  Underwriting income:
     Premiums Written $20,052,131 $19,763,410 $37,298,168 $36,827,576
     Less-premiums for
      reinsurance
      ceded                45,736      93,782     184,815     163,308
                       ----------- ----------- ----------- -----------
  Net premiums written 20,006,395  19,669,628  37,113,353  36,664,268
  Investment income-
   interest and
   dividends              808,559     662,556   1,561,324   1,318,931
  Net realized gain on
   sales of
   investments             30,801      16,956      19,907      20,387
  Exchange services
   revenue              1,239,793     542,304   2,049,432   1,022,198
  Other                   768,514     590,043   1,439,625   1,072,272
                       ----------- ----------- ----------- -----------
          Total        22,854,062  21,481,487  42,183,641  40,098,056
                       ----------- ----------- ----------- -----------

Operating Expenses:
 Commissions to agents  7,848,781   7,913,200  14,840,530  14,911,795
 Provision for claims   2,172,108   2,185,024   4,071,113   4,029,403
 Salaries, employee
  benefits and payroll
   taxes                4,413,567   4,328,260   9,780,879   8,176,165
 Office occupancy
  and operations        1,520,794   1,322,957   3,032,884   2,526,755
 Business development     464,388     523,523     891,861     876,937
 Taxes, other than
  payroll and income      209,230      97,940     319,984     299,054
 Premium and
  retaliatory taxes       393,770     389,391     793,315     722,395
 Professional fees        372,327     397,311     647,373     807,986
 Other                     66,099      16,693     111,210      54,567
                       ----------- ----------- ----------- -----------
          Total        17,461,064  17,174,299  34,489,149  32,405,057
                       ----------- ----------- ----------- -----------

Income Before Income
 Taxes                  5,392,998   4,307,188   7,694,492   7,692,999
                       ----------- ----------- ----------- -----------

Provision For Income
 Taxes                  1,531,000   1,426,793   2,252,000   2,591,000
                       ----------- ----------- ----------- -----------

Net Income            $ 3,861,998 $ 2,880,395 $ 5,442,492 $ 5,101,999
                       =========== =========== =========== ===========

Basic Earnings Per
 Common Share         $      1.51 $      1.15 $      2.12 $      2.04
                       =========== =========== =========== ===========

Weighted Average Shares
 Outstanding - Basic    2,563,094   2,502,807   2,563,793   2,504,088
                       =========== =========== =========== ===========

Diluted Earnings Per
 Common Share         $      1.48 $      1.10 $      2.08 $      1.94
                       =========== =========== =========== ===========

Weighted Average Shares
 Outstanding - Diluted  2,607,611   2,618,477   2,616,418   2,628,431
                       =========== =========== =========== ===========


               Investors Title Company and Subsidiaries
                      Consolidated Balance Sheets
               As of June 30, 2005 and December 31, 2004
                              (Unaudited)

                                             June 30,     December 31,
                                               2005          2004
                                            --------------------------
Assets
   Cash and cash equivalents               $  5,660,399 $  4,726,443

  Investments in securities:
    Fixed maturities:
      Held-to-maturity, at amortized cost     1,755,475    2,202,635
      Available-for-sale, at fair value      64,777,760   72,471,766
    Equity securities, available-for-sale
     at fair value                            7,569,599    7,240,306
    Short-term investments                   19,668,548   10,134,321
    Other investments                         1,453,477    1,211,517
                                            ------------ ------------
        Total investments                    95,224,859   93,260,545

  Premiums receivable, net                    8,236,391    6,679,994
  Accrued interest and dividends                865,290      753,638
  Prepaid expenses and other assets           1,845,425    1,410,584
  Property acquired in settlement of claims     261,317      322,517
  Property, net                               4,388,426    4,592,784
  Deferred income taxes, net                  1,307,177    1,440,247
                                            ------------ ------------

Total Assets                               $117,789,284 $113,186,752
                                            ============ ============

Liabilities and Stockholders' Equity
Liabilities:
  Reserves for claims                      $ 33,149,000 $ 31,842,000
  Accounts payable and accrued liabilities    5,976,355    7,919,651
  Commissions and reinsurance payables          476,833      551,662
  Current income taxes payable                  356,030      366,168
                                            ------------ ------------
      Total liabilities                      39,958,218   40,679,481
                                            ------------ ------------

Stockholders' Equity:
  Common stock - no par value
 (shares authorized 10,000,000; 2,564,458
  and 2,481,024 shares issued and
  outstanding 2005 and 2004, respectively,
  excluding 291,286 and 374,720 shares
  2005 and 2004, respectively, of
  common stock held by the
   Company's subsidiary)                              1            1
  Retained earnings                          74,644,650   69,272,092
  Accumulated other comprehensive income
   (net unrealized gain on investments)       3,186,415    3,235,178
                                            ------------ ------------
      Total stockholders' equity             77,831,066   72,507,271
                                            ------------ ------------

Total Liabilities and Stockholders' Equity $117,789,284 $113,186,752
                                            ============ ============


               Investors Title Company and Subsidiaries
                    Net Premiums Written By State
                        June 30, 2005 and 2004
                             (Unaudited)

                        For the Three Months     For the Six Months
                                Ended                   Ended
                               June 30                 June 30
                       ----------------------- -----------------------
State                        2005        2004        2005        2004
--------------------- ------------------------ -----------------------
Alabama               $   379,273 $   385,354 $   730,003 $   713,670
Florida                   462,331     299,884     771,940     655,488
Illinois                  278,550     285,394     491,330     549,122
Kentucky                  545,873     469,178     984,840     869,208
Maryland                  487,882     402,188     860,528     737,048
Michigan                1,273,971   1,357,627   2,385,378   2,580,427
Minnesota                 259,992     271,224     528,792     517,584
Mississippi               298,242     266,542     561,593     512,817
Nebraska                  180,377     236,882     385,695     455,806
New York                  774,372   1,015,832   1,360,377   1,832,172
North Carolina          9,606,689   8,999,926  17,365,468  16,601,446
Pennsylvania              448,823     884,749     827,648   1,459,575
South Carolina          1,340,095   1,471,548   3,387,988   3,245,445
Tennessee                 722,736     873,284   1,290,584   1,584,199
Virginia                2,211,161   1,872,162   3,954,013   3,320,600
West Virginia             582,511     488,153   1,012,065     863,081
Other                     199,253     183,483     385,880     329,888
                       ----------- ----------- ----------- -----------
  Direct Premiums      20,052,131  19,763,410  37,284,122  36,827,576
Reinsurance Assumed             -           -      14,046           -
Reinsurance Ceded         (45,736)    (93,782)   (184,815)   (163,308)
                       ----------- ----------- ----------- -----------
  Net Premiums
   Written            $20,006,395 $19,669,628 $37,113,353 $36,664,268
                       =========== =========== =========== ===========



                      Investors Title Company and
                             Subsidiaries
               Net Premiums Written By Branch and Agency
                        June 30, 2005 and 2004
                              (Unaudited)



         For The Three Months Ended     For The Six Months Ended
                  June 30                       June 30
      ----------------------------------------------------------------
           2005    %       2004    %       2005    %       2004    %
      ----------------------------------------------------------------
Branch $9,131,282  46  $8,848,520  45 $16,381,111  44 $16,320,815  45

Agency 10,875,113  54  10,821,108  55  20,732,242  56  20,343,453  55
      ----------------------------------------------------------------

Total $20,006,395 100 $19,669,628 100 $37,113,353 100 $36,664,268 100
      ================================================================





    CONTACT: Investors Title Company
             Elizabeth B. Lewter, 919-968-2200